UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2008
Progress Software Corporation
(Exact name of registrant as specified in its charter)
Commission file number: 0-19417

Massachusetts	04-2746201
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 Script of Joint Webcast
EX-99.2 Extended Frequently Asked Questions
EX-99.3 Short Form Frequently Asked Questions
EX-99.4 Slide Presentation to Iona Employees
EX-99.5 Slide Presentation to Investors

Item 8.01. Other Events.
     On June 25, 2008, at 9:00 am, Progress Software Corporation, a Massachusetts corporation (“Progress Software”), and IONA Technologies PLC, a public limited company incorporated under Irish law (“IONA”) conducted a joint webcast conference call with investors and analysts regarding the contemplated acquisition pursuant to a scheme of arrangement under Section 201 of the Irish Companies Act of 1963 (the “Act”) whereby SPK Acquisition Limited (“SPK”), a private limited company incorporated under Irish law and a wholly-owned subsidiary of Progress Software, will acquire all of the issued and to be issued ordinary share capital of IONA for cash (the “Scheme”). The script of the webcast conference call is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
     On June 25, 2008, Progress Software will post a list of frequently asked questions regarding the contemplated acquisition to its internal website. This list of frequently asked questions is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.
     On June 25, 2008, Progress Software posted a list of frequently asked questions regarding the acquisition to its external website. This list of frequently asked questions is attached to this Current Report on Form 8-K as Exhibit 99.3, and is incorporated herein by reference.
     On June 25, 2008, the members of management of Progress Software and IONA conducted a joint presentation regarding the acquisition to IONA employees. The slides that were used during the joint presentation to IONA employees are attached to this Current Report on Form 8-K as Exhibit 99.4, and are incorporated herein by reference.
     On June 25, 2008, Progress Software and IONA conducted presentations for investors, analysts and media representatives regarding the acquisition. The slides that were used during these presentations are attached to this Current Report on Form 8-K as Exhibit 99.5, and are incorporated herein by reference.
     Forward-Looking Statements
     Certain items in this Form 8-K may contain forward-looking statements that are based on current expectations or beliefs, as well as assumptions about future events. Forward-looking statements are statements that contain predictions or projections of future events or performance, and often contain words such as “anticipates”, “can”, “estimates”, “believe”, “expects”, “projects”, “will”, “might”, or other words indicating a statement about the future. These statements are based on our current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements. Reliance should not be placed on any such statements because of their very nature, they are subject to known and unknown risks and uncertainties and can be affected by factors that could cause them to differ materially from those expressed or implied in the forward-looking statements. We can give no assurance that expectations will be attained. Risks, uncertainties and other important factors that could cause actual results to differ from those expressed or implied in the forward looking statements include: uncertainties as to the timing of the closing of Progress Software’s acquisition of IONA; uncertainties as to whether the shareholders of IONA will vote in favor of IONA’s acquisition by Progress Software; the risk that competing offers to acquire IONA will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of Progress Software’s or IONA’s control; transaction costs; actual or contingent liabilities; uncertainties as to whether anticipated synergies will be realized; uncertainties as to whether IONA’s business will be successfully integrated with Progress Software’s business; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by Progress Software and IONA, including the Annual Report on Form 10-K filed by Progress Software on January 29, 2008, as well as the Quarterly Report on Form 10-Q filed by Progress Software on April 9, 2008, and the Annual Report on Form 10-K filed by IONA on March 14, 2008, as well as the Quarterly Report on Form 10-Q filed by IONA on May 12, 2008. Such forward-looking statements speak only as of the date of this announcement. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.
     Statement Required by the Takeover Rules
     The directors of SPK and the directors of Progress Software accept responsibility for the information contained in this Form 8-K. To the best of the knowledge and belief of the directors of SPK and the directors of Progress Software (who have taken all reasonable care to ensure that such is the case), the information contained in this Form 8-K for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.
     Important Additional Information and Where to Find It
     In connection with the acquisition, IONA intends to file with the Securities and Exchange Commission and mail to its shareholders a proxy statement (comprising the scheme of arrangement document). Investors and shareholders of IONA are urged to read the proxy statement (comprising the scheme of arrangement document) and the other relevant materials when they become available because they will contain important information about Progress Software, SPK, IONA and the proposed acquisition and related matters.

     The proxy statement (comprising the scheme of arrangement document) and other relevant materials (when they become available), and any and all documents filed by Progress Software and IONA with the Securities and Exchange Commission, may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the Securities and Exchange Commission by Progress Software by directing a written request to Progress Software, 14 Oak Park Drive, Bedford, Massachusetts 01730, United States of America, Attention: Investor Relations, and by IONA by directing a written request to IONA, c/o IONA Technologies, Inc., 200 West Street, Waltham, Massachusetts 02451, United States of America, Attention: Investor Relations.
     INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT (COMPRISING THE SCHEME OF ARRANGEMENT DOCUMENT) AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED ACQUISITION.
     As of the date of this Form 8-K, Progress Software and its affiliates own 362,000 IONA shares in total, representing approximately 0.99 per cent of the issued share capital of IONA and have an economic interest, through contracts for difference, in 1,442,873 IONA shares in total, representing approximately 3.95 per cent of the issued share capital of IONA.
     Progress Software, SPK Acquisitions Limited and IONA Technologies plc and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IONA in connection with the acquisition. Information about those executive officers and directors of Progress is set forth in Progress Software’s Annual Report on Form 10-K for the year ended 30 November 2007, which was filed with the Securities and Exchange Commission on 29 January 2008, the proxy statement for Progress Software’s 2008 Annual Meeting, which was filed with the Securities and Exchange Commission on 24 March 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Information about those executive officers and directors of IONA and their ownership of IONA Shares is set forth in IONA’s Annual Report on Form 10-K for the year ended 31 December 2007, which was filed with the Securities and Exchange Commission on 14 March 2008, and the proxy statement for IONA’s 2008 Annual General Meeting, which was filed with the Securities and Exchange Commission on 29 April 2008, and is supplemented by other public filings made, and to be made, with the Securities and Exchange Commission. Investors and shareholders may obtain additional information regarding the direct and indirect interests of Progress Software, SPK Acquisitions Limited, IONA and their respective executive officers and directors in the acquisition by reading the proxy statement (comprising the scheme of arrangement document) and other filings referred to above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index attached hereto.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2008	Progress Software Corporation

	By:	/s/ Norman R. Robertson Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Script of Joint Webcast Conference Call held on June 25, 2008.

99.2	Extended Frequently Asked Questions.

99.3	Short Form Frequently Asked Questions.

99.4	Slide Presentation to IONA Employees held on June 25, 2008.

99.5	Slide Presentation to Investors, Analysts and Media Representatives held on June 25, 2008.